UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05749

THE CHINA FUND, INC.

(Exact name of registrant as specified in charter)

C/O STATE STREET BANK & TRUST COMPANY

2 AVENUE DE LAFAYETTE

P.O. BOX 5049

BOSTON, MA 02206-5049

(Address of principal executive offices)(Zip code)

Copy to:
Francine S. Hayes Assistant Secretary The China Fund, Inc. 4 Copley Place, 5th Floor CPH-0326 Boston, MA 02116	Leonard B. Mackey, Jr., Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019-6131
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (888) 246-2255

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Item 1. Report to Stockholders.

THE CHINA FUND, INC.

ANNUAL REPORT

October 31, 2013

THE CHINA FUND, INC.

KEY HIGHLIGHTS (Unaudited)

FUND DATA
NYSE Stock Symbol	CHN
Listing Date	July 10, 1992
Shares Outstanding	15,682,029
Total Net Assets (10/31/13)	US$404.2 million
Net Asset Value Per Share (10/31/13)	$25.77
Market Price Per Share (10/31/13)	$22.66

TOTAL RETURN(1)
Performance as of 10/31/13:	Net Asset Value	Market Price
1-Year	21.38%	19.67%
3-Year Cumulative	6.38%	(3.63)%
3-Year Annualized	2.08%	(1.23)%
5-Year Cumulative	132.38%	123.36%
5-Year Annualized	18.37%	17.44%
10-Year Cumulative	270.16%	152.31%
10-Year Annualized	13.98%	9.70%

DIVIDEND HISTORY
Record Date	Income	Capital Gains
12/24/12	$0.3473	$2.9044
12/23/11	$0.1742	$2.8222
12/24/10	$0.3746	$1.8996
12/24/09	$0.2557	—
12/24/08	$0.4813	$5.3361
12/21/07	$0.2800	$11.8400
12/21/06	$0.2996	$3.7121
12/21/05	$0.2172	$2.2947
12/22/04	$0.1963	$3.3738
12/31/03	$0.0700	$1.7100
12/31/02	$0.0640	$0.1504
12/31/01	$0.1321	—
12/31/00	—	—
12/31/99	$0.1110	—
12/31/98	$0.0780	—
12/31/97	—	$0.5003
12/31/96	$0.0834	—
12/31/95	$0.0910	—
12/31/94	$0.0093	$0.6006
12/31/93	$0.0853	$0.8250
12/31/92	$0.0434	$0.0116

(1) Total investment returns reflect changes in net asset value or market price, as the case may be, during each period and assumes that dividends and capital gains distributions, if any, were reinvested in accordance with the dividend reinvestment plan. The net asset value returns are not an indication of the performance of a stockholder’s investment in the Fund, which is based on market price. Total investment returns do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Total investment returns are historical and do not guarantee future results. Market price returns do not reflect broker commissions in connection with the purchase or sale of Fund shares.

THE CHINA FUND, INC.

ASSET ALLOCATION AS OF October 31, 2013 (Unaudited)

Ten Largest Listed Equity Investments *
1. China Everbright International, Ltd.	6.1%
2. Taiwan Semiconductor Manufacturing Co., Ltd.	5.9%
3. HAND Enterprise Solutions Co., Ltd.	5.3%
4. Industrial & Commercial Bank of China	4.2%
5. Sun Hung Kai Properties, Ltd.	4.1%
6. CNOOC, Ltd.	3.6%
7. Tencent Holdings, Ltd.	3.5%
8. Enn Energy Holdings, Ltd.	3.2%
9. China Mobile, Ltd.	2.6%
10. Ruentex Development Co., Ltd.	2.6%

Direct Investments *
1. Golden Meditech Holdings, Ltd.	1.5%
2. Zong Su Foods	0.0%

*	Percentages based on net assets at October 31, 2013.

INDUSTRY ALLOCATION (Unaudited)

Industry Allocation (as a percentage of net assets)

Fund holdings are subject to change and percentages shown above are based on net assets as of October 31, 2013. A complete list of holdings as of October 31, 2013 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings can be found on our website, www.chinafundinc.com. You may also obtain holdings by calling 1-888-246-2255.

THE CHINA FUND, INC.

CHAIRMAN’S STATEMENT (Unaudited)

Dear Stockholders,

As we approach the end of the calendar year we can reflect on a 2013 that has been a period of consolidation for China. In the early part of the year, the market held much hope for the reform initiatives outlined by the new leadership and at the same time was wary of any potential missteps from the new regime in managing domestic and foreign affairs. The reforms that were highly anticipated in some quarters have largely been rolled out at a very measured pace. The resulting lack of a significant spike to the economy and stock prices might have disappointed some market participants. If tempering unrealistic expectations was the aim then they have succeeded on that score.

On the policy front, Xi Jinping and his party members’ focus appears to be on dealing with domestic issues such as the welfare of migrant workers. While the pace of change is again slow, it does point to a step in the right direction towards addressing social issues. This is a critical matter as the government seeks to pre-empt any possibility of civil unrest. At the time of writing the Party announced that it will disclose a full transcript of a key policy document signed off at the third plenum session. This is a departure from what has previously been a rather opaque process.

Since my last message our investment manager has continued to do well for the shareholders. Details of the Fund’s performance and strategy can be found in the Investment Manager’s Statement. Suffice it to say that we are pleased with the job they and our other service providers have done.

At the meeting of the Board of Directors in September we welcomed Mr. Gary French as our newest Director. Mr. French brings over 30 years of investment management industry experience to the Board. As was noted in our Semi-Annual report, in March we welcomed Professor Li Jin to the Board. We are confident that the experience and wealth of knowledge that these new directors bring to the board will be of great benefit to the stockholders.

Finally, I wish you all the very best for the holiday season and may you and your family have a prosperous New Year.

Yours sincerely,

Joe O. Rogers

Chairman

THE CHINA FUND, INC.

INVESTMENT MANAGER’S STATEMENT (Unaudited)

REVIEW OF LISTED AND DIRECT INVESTMENTS

Market Review

China/Hong Kong

In the fourth quarter of 2012, the Chinese and Hong Kong equity markets rose strongly as a result of continued fund inflows and the sharp China on-shore equity rally. Led by the housing market recovery, dissipating effects of destocking and accelerated infrastructure project approvals by the Chinese government since the third quarter of 2012, the Chinese economy showed some early signs of stabilization. Subsequently in the first quarter of 2013, the Chinese and Hong Kong equity markets consolidated.

In the second quarter of 2013, the equity markets suffered a sharp sell-off across the board in late June. Investors were skeptical about the Chinese economy with renewed concerns over a “hard” landing scenario after weak macroeconomic data. In addition, Chinese domestic short-term liquidity remained very tight after the Dragon Boat festival resulting in a spike of short term inter-bank rates in late June.

However, the markets rebounded in the third quarter of 2013 as investors turned more positive on China, encouraged by the better than expected macroeconomic numbers and on expectations that the meeting of the Communist Party’s Central Committee in November would endorse a series of major economic reforms.

Taiwan

Although positive, the Taiwan market was comparatively one of the worst performers in the region for the fourth quarter of 2012. In the domestic market, consumer sentiment and retail sales growth remained weak. However, the export sector showed some improvement in the last quarter of 2012.

Taiwan’s import and export growth surged in January 2013, before dropping sharply in February 2013, reflecting the continued external uncertainties of the recovery in China and the European debt crisis. The economy expanded at a faster-than-expected pace in the second quarter of 2013 as domestic consumption improved. However, a slowdown in China was still a major risk to the Taiwan economy as overall external demand remained lackluster.

Early in the third quarter, multiple technology and telecom names weighed negatively on the market. In particular, the technology sector reacted negatively to the globally weak technology sentiment and company specific issues. In the middle of the third quarter, the macroeconomic indicators such as industrial production and gross domestic product came in above market expectations and showed signs of improvement in industrial activity.

Performance

The Fund outperformed its benchmark, the MSCI Golden Dragon index for the year ending October 31, 2013. During this period the Fund posted a 21.38% increase in net asset value per share compared with a 13.27% increase for the index.

THE CHINA FUND, INC.

INVESTMENT MANAGER’S STATEMENT (continued) (Unaudited)

REVIEW OF LISTED AND DIRECT INVESTMENTS

During the period, the Fund exercised the option to sell the shares for one of our direct investments, China Bright, back to its parent. The proceeds of this sale of approximately US$30 million was to be paid in three installments with a 15% interest rate per annum. The final installment is to be paid before the end of 2013. The initial investment of US$15 million was made in August 2010.

With respect to the listed assets, the top contributor was China Everbright International, the share price of which was re-rated as a result of the favorable government policies on environmental protection. The company continued to secure new projects and its revenue stream is becoming increasingly service revenue driven, making it an attractive, high-growth utility. Another key active contributor was Hand Enterprise. The company provides information technology consultation services to corporations and this is a secular growth industry. The company delivered decent growth in sales and profits, which supported the strong performance in share price over the period under review.

On the negative side, Digital China was the top detractor. The stock underperformed on concerns over weak personal computer demand as well as a slowdown in corporate information technology spending, partly due to change in political leadership and worries over an economic downturn in China. However, it is a key beneficiary from the rollout of “smart city” projects in China.

Outlook

Expectations of reform initiatives will continue to underpin Chinese equities in the short term. While most of the areas of potential reforms have been well anticipated by the market, any upside surprises will have to come from detailed and broad based policies in these reform areas. In particular, the market will react positively to any policy initiatives in reforming the state-owned enterprise sector as well as fostering the development of private enterprises.

In Taiwan, we maintain our view that the second half 2013 will be better than the first one, but we have lowered our expectations on the strength and pace of the recovery, due to weaker than expected domestic consumption and exports. However, Taiwan will still be a major beneficiary from the expected recovery of the US and European economies.

THE CHINA FUND, INC.

ABOUT THE PORTFOLIO MANAGER (Unaudited)

Listed and Direct Investment Managers

The Fund’s investment in both listed and direct investment portfolios is managed by RCM Asia Pacific Limited. RCM Asia Pacific Limited is a member company of Allianz Global Investors (“AllianzGI”). AllianzGI is a diversified active asset manager with assets of over US$436 billion (as at 30 September 2013) and operating across 23 locations around the world, with a strong presence in United States, Europe and Asia Pacific. With approximately 500 investment professionals and an integrated investment platform, AllianzGI covers all major business centers and growth markets. Its global capabilities are delivered through local teams to ensure best-in-class service. Generating an information advantage is fundamental to AllianzGI‘s investment philosophy and is achieved via specialized in-house research teams across the globe. AllianzGI provides one-stop solutions for complex client needs bringing together proven competencies in investment strategy consulting and analytics, risk management and pension investing and related-vehicles.

Ms. Christina Chung serves as the portfolio manager for the Fund’s portfolio of listed and direct securities. She joined the group in 1998 and has been a managing director since January 2010. She heads the Greater China Team and is the lead manager of the Hong Kong, China, China A-shares and Greater China equity mandates. The Hong Kong and China Funds that she manages have won industry recognition and awards for consistent, strong performance. She has 24 years’ experience in managing Asian regional and single country portfolios for both institutional and retail accounts.

Before joining the group, she was a senior portfolio manager with Royal Bank of Canada Investment Management. Prior to that, she was a portfolio manager with Search International and an economist with HSBC Asset Management. Christina was educated in Canada. She attained a Bachelor of Administration from Brock University, followed by an M.A. in Economics from the University of Alberta. She became a Certified Management Accountant in 1992 and qualified as a chartered financial analyst, AIMR, in 1995.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS

October 31, 2013

Name of Issuer and Title of Issue	Shares		Value (Note A)
COMMON STOCK AND OTHER EQUITY INTERESTS
CHINA — “A” SHARES
IT Services — (5.3%)
HAND Enterprise Solutions Co., Ltd.#	8,484,773		$21,565,204

TOTAL CHINA — “A” SHARES — (Cost $1,592,681)		5.3%	21,565,204

HONG KONG
Commercial Services & Supplies — (6.4%)
China Everbright International, Ltd.†(2)	24,687,000		24,677,288
Integrated Waste Solutions Group Holdings, Ltd.*#(1)(2)	25,314,000		1,119,908

			25,797,196

Communications Equipment — (0.9%)
Comba Telecom Systems Holdings, Ltd.(2)*	10,958,500		3,604,282

Diversified Financial Services — (1.2%)
Hong Kong Exchanges and Clearing, Ltd.(2)	306,500		4,953,464

Electronic Equipment & Instruments — (2.4%)
Digital China Holdings, Ltd.†	7,256,000		9,546,075

Gas Utilities — (3.2%)
Enn Energy Holdings, Ltd.(2)	2,204,000		12,991,378

Health Care Equipment & Supplies — (1.0%)
Golden Meditech Holdings, Ltd.#(2)	35,040,000		4,203,146

Industrial Conglomerates — (4.2%)
Beijing Enterprises Holdings, Ltd.(2)	927,500		7,590,545
Hutchison Whampoa, Ltd.(2)	773,000		9,626,295

			17,216,840

Internet Software & Services — (3.5%)
Tencent Holdings, Ltd.	262,100		14,313,482

Metals & Mining — (1.2%)
Tiangong International Co., Ltd.#	18,480,000		4,743,320

Oil, Gas & Consumable Fuels — (3.6%)
CNOOC, Ltd.	7,048,000		14,435,898

Personal Products — (1.9%)
Hengan International Group Co., Ltd.(2)	375,500		4,601,092
Natural Beauty Bio-Technology, Ltd.#	47,710,000		3,076,854

			7,677,946

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS (continued)

October 31, 2013

Name of Issuer and Title of Issue	Shares		Value (Note A)
COMMON STOCK AND OTHER EQUITY INTERESTS (continued)
HONG KONG (continued)
Real Estate Management & Development — (6.9%)
China Resources Land, Ltd.(2)	2,554,000		$7,395,451
Shui On Land, Ltd.(2)	11,055,500		3,835,819
Sun Hung Kai Properties, Ltd.	1,269,000		16,596,900

			27,828,170

Specialty Retail — (1.1%)
Zhongsheng Group Holdings, Ltd.(2)	2,662,000		4,243,791

Textiles, Apparel & Luxury Goods — (0.9%)
Li & Fung, Ltd.(2)	2,608,000		3,666,583

Wireless Telecommunication Services — (2.6%)
China Mobile, Ltd.	1,009,500		10,598,835

TOTAL HONG KONG — (Cost $145,142,830)		41.0%	165,820,406

HONG KONG — “H” SHARES
Automobiles — (2.2%)
Qingling Motors Co., Ltd.#†	28,960,000		8,890,024

Commercial Banks — (6.3%)
Bank of China, Ltd.	17,771,000		8,343,354
Industrial & Commercial Bank of China	24,390,000		17,050,554

			25,393,908

Diversified Financial Services — (1.0%)
China Minsheng Banking Corp., Ltd.(2)	3,628,000		4,160,030

Machinery — (2.1%)
CSR Corp., Ltd.(2)	9,930,000		8,222,648

Oil, Gas & Consumable Fuels — (0.3%)
China Suntien Green Energy Corp., Ltd.†	3,731,000		1,304,133

TOTAL HONG KONG — “H” SHARES — (Cost $46,182,611)		11.9%	47,970,743

TOTAL HONG KONG (INCLUDING “H” SHARES) — (Cost $191,325,441)		52.9%	213,791,149

SINGAPORE
Media — (0.8%)
Asian Pay Television Trust	5,200,000		3,311,968

TOTAL SINGAPORE — (Cost $4,074,574)		0.8%	3,311,968

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS (continued)

October 31, 2013

Name of Issuer and Title of Issue	Shares		Value (Note A)
COMMON STOCK AND OTHER EQUITY INTERESTS (continued)
TAIWAN
Computers & Peripherals — (2.0%)
Advantech Co., Ltd.	1,284,000		$8,238,193

Containers & Packaging — (1.0%)
Taiwan Hon Chuan Enterprise Co., Ltd.	1,904,000		4,018,040

Electronic Equipment & Instruments — (4.6%)
Delta Electronics, Inc.	1,615,000		8,382,971
Largan Precision Co., Ltd.	118,000		4,016,406
Tong Hsing Electronic Industries, Ltd.	1,203,000		6,367,246

			18,766,623

Insurance — (1.8%)
Taiwan Life Insurance Co., Ltd.*	8,065,443		7,165,134

Leisure Equipment & Products — (2.1%)
Merida Industry Co., Ltd.	1,126,000		8,546,708

Multiline Retail — (1.6%)
Taiwan FamilyMart Co., Ltd.#	1,197,652		6,522,382

Real Estate Management & Development — (2.6%)
Ruentex Development Co., Ltd.	4,933,904		10,328,123

Semiconductors & Semiconductor Equipment — (10.8%)
Chipbond Technology Corp.	1,626,000		3,287,476
Hermes Microvision, Inc.(2)	269,000		8,798,958
MediaTek, Inc.	559,000		7,648,803
Taiwan Semiconductor Manufacturing Co., Ltd.	6,362,000		23,711,738

			43,446,975

TOTAL TAIWAN — (Cost $73,578,381)		26.5%	107,032,178

TOTAL COMMON STOCK AND OTHER EQUITY INTERESTS — (Cost $270,571,077)		85.5%	345,700,499

EQUITY-LINKED SECURITIES
Construction & Engineering — (1.2%)
China State Construction Engineering Corp., Ltd. (expiration 01/17/14) 144A*(4)	7,375,772		3,960,790
China State Construction Engineering Corp., Ltd. (expiration 07/28/14) 144A*(3)	1,555,844		835,799

			4,796,589

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS (continued)

October 31, 2013

Name of Issuer and Title of Issue	Shares		Value (Note A)
EQUITY-LINKED SECURITIES (continued)
Household Durables — (2.8%)
Gree Electric Appliances, Inc. Access Product (expiration 01/17/14) 144A*(4)	1,838,546		$9,218,470
Gree Electric Appliances, Inc. Access Product (expiration 06/30/15) 144A*(3)	430,249		2,157,268

			11,375,738

Insurance — (2.1%)
Ping An Insurance (Group) Company of China, Ltd. Access Product (expiration 06/30/15) 144A*(3)	1,418,047		8,500,199

Road & Rail — (1.1%)
Daqin Railway Co., Ltd. Access Product (expiration 01/20/15) 144A*(4)	1,070,283		1,282,199
Daqin Railway Co., Ltd. Access Product (expiration 11/02/16) 144A*(3)	2,449,968		2,935,552

			4,217,751

TOTAL EQUITY-LINKED SECURITIES —(Cost $27,440,665)		7.2%	28,890,277

DIRECT INVESTMENTS(5)
Food Products — (0.0%)
Zong Su Foods (acquired 09/21/10)*^#(1)	2,677		—

	Face Amount
Health Care Providers & Services — (1.5%)
Golden Meditech Holdings, Ltd. (acquired 11/16/12) 15.0%, 12/20/13#(1)	HKD 58,222,500		6,007,700

TOTAL DIRECT INVESTMENTS — (Cost $22,509,950)		1.5%	6,007,700

	Shares
COLLATERAL FOR SECURITIES ON LOAN
State Street Navigator Securities Lending Prime Portfolio	30,573,681		30,573,681

TOTAL COLLATERAL FOR SECURITIES ON LOAN — (Cost $30,573,681)		7.6%	30,573,681

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS (continued)

October 31, 2013

Name of Issuer and Title of Issue	Face Amount		Value (Note A)
SHORT TERM INVESTMENTS
Repurchase Agreement with State Street Bank and Trust, 0.00%, 11/01/13(6)	$5,030,000		$5,030,000

TOTAL SHORT TERM INVESTMENTS — (Cost $5,030,000)		1.2%	5,030,000

TOTAL INVESTMENTS — (Cost $356,125,373)		103.0%	416,202,157

OTHER ASSETS AND LIABILITIES		(3.0)%	(12,039,286)

NET ASSETS		100.0%	$404,162,871

Notes to Schedule of Investments

*	Denotes non-income producing security.

^	Security is deemed worthless.

#	Illiquid security.

†	Affiliated issuer (see Note H).

(1)	Security valued at fair value using methods determined in good faith by or at the direction of the Board of Directors.

(2)	A portion or all of the security is on loan. As of October 31, 2013, the market value of the securities loaned was $46,708,197.

(3)	Equity linked security issued by Credit Lyonnais (CLSA).

(4)	Equity linked security issued by Citigroup Global Markets Holdings.

(5)	Direct investments are generally restricted as to resale and do not have a readily available resale market. On the date of acquisition of each direct investment, there were no market quotations on similar securities, and such investments were therefore valued in good faith by the Board of Directors at fair market value.

(6)	Repurchase agreement, dated 10/31/13, due 11/1/13 with repurchase proceeds of $5,030,000 is collateralized by US Treasury Notes 2.5% due 03/31/15 with a market value of $5,134,798.

144A Security restricted for resale to Qualified Institutional Buyers in the United States or to non-US persons. At October 31, 2013, these restricted securities amounted to $28,890,277, which represents 7.15% of total net assets.

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2013

ASSETS
Investments in securities, at value (cost $321,888,075) (including securities on loan, at value, $46,708,197) (Note A)	$371,784,637
Investments in non-controlled affiliated investments, at value (cost $34,237,298 ) (Notes A and H)	44,417,520

Total Investments	416,202,157
Cash	618
Foreign currency, at value (cost $18,108,516)	18,672,959
Receivable for investments sold	2,655,982
Receivable for securities lending income	54,293
Dividends and interest receivable	862,682
Prepaid expenses	87,109

TOTAL ASSETS	438,535,800

LIABILITIES
Payable for investments purchased	3,020,812
Payable upon return of collateral for securities on loan	30,573,681
Investment management fee payable (Note B)	243,649
Administration and custodian fees payable (Note B)	324,529
Chief Compliance Officer fees payable	5,000
Trustees fees payable (Note B)	3,000
Accrued expenses and other liabilities	202,258

TOTAL LIABILITIES	34,372,929

TOTAL NET ASSETS	$404,162,871

COMPOSITION OF NET ASSETS:
Par value (Note C)	156,820
Paid in capital in excess of par	291,728,538
Undistributed net investment income	6,566,688
Accumulated net realized gain on investments and foreign currency transactions	45,069,702
Net unrealized appreciation on investments and foreign currency	60,641,123

TOTAL NET ASSETS	$404,162,871

NET ASSET VALUE PER SHARE
($404,162,871/15,682,029 shares of common stock outstanding)	$25.77

See notes to financial statements.

THE CHINA FUND, INC.

STATEMENT OF OPERATIONS

Year Ended October 31, 2013

INVESTMENT INCOME:
Dividend income — (including dividends of $1,046,294 from non-controlled affiliates, net of tax withheld of $815,709) (Note H)	$9,055,806
Interest income — (net of tax withheld of $51,253)	2,129,871
Securities lending income	434,132

TOTAL INVESTMENT INCOME	11,619,809

EXPENSES
Investment Management fees (Note B)	2,537,472
Custodian fees (Note B)	736,001
Administration fees (Note B)	506,872
Directors’ fees and expenses (Note B)	533,715
Legal fees	256,420
Printing and postage	57,326
Shareholder service fees	110,390
Insurance	89,671
Audit and tax service fees	88,500
Stock exchange listing fee	18,887
Transfer agent fees	37,395
Chief Compliance Officer fee	58,968
Miscellaneous expenses	52,806

TOTAL EXPENSES	5,084,423

NET INVESTMENT INCOME	6,535,386

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investments	32,085,269
Net realized gain on non-controlled affiliate transactions (Note H)	12,984,919
Net realized gain on foreign currency transactions	32,615

45,102,803

Net change in unrealized appreciation/depreciation on investments	18,656,662
Net change in unrealized appreciation/depreciation on foreign currency transactions	301,467

18,958,129

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	64,060,932

NET INCREASE IN NET ASSETS FROM OPERATIONS	$70,596,318

See notes to financial statements.

THE CHINA FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2013	Year Ended October 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$6,535,386	$5,834,802
Net realized gain on investments and foreign currency transactions	45,102,803	47,847,471
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	18,958,129	(98,273,674)

Net increase/(decrease) in net assets from operations	70,596,318	(44,591,401)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(5,533,326)	(3,969,199)
Net realized gains	(46,274,085)	(64,294,073)

Total dividends and distributions to shareholders	(51,807,411)	(68,263,272)

CAPITAL SHARE TRANSACTIONS:
Cost of shares tendered (Note E)	—	(130,920,792)
Cost of shares repurchased (Note D)	(10,719,839)	(20,574,646)

Net decrease in net assets from capital share transactions	(10,719,839)	(151,495,438)

NET INCREASE (DECREASE) IN NET ASSETS	8,069,068	(264,350,111)

NET ASSETS:
Beginning of Year	396,093,803	660,443,914

End of Year	$404,162,871	$396,093,803

Undistributed net investment income, end of year	$6,566,688	$5,532,013

See notes to financial statements.

THE CHINA FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding for the years indicated

	Year Ended October 31,
	2013(1)	2012(1)(2)	2011(1)		2010(1)		2009(1)
Per Share Operation Performance
Net asset value, beginning of year	$24.50	$28.99	$34.46		$27.24		$21.72

Net investment income*	0.41	0.28	0.27		0.21		0.29
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.05	(1.95)	(3.83)		7.27		11.24

Total from investment operations	4.46	(1.67)	(3.56)		7.48		11.53

Less dividends and distributions:
Dividends from net investment income	(0.35)	(0.17)	(0.37)		(0.26)		(0.48)
Distributions from net realized gains	(2.90)	(2.82)	(1.90)		—		(5.34)

Total dividends and distributions	(3.25)	(2.99)	(2.27)		(0.26)		(5.82)

Net increase from payment by affiliate	—	—	0.36		—		—
Capital Share Transactions:
Accretion (Dilution) to net asset value, resulting from share repurchase program, tender offer or issuance of shares in stock dividend	0.06	0.17	—		—		(0.19)

Net asset value, end of year	$25.77	$24.50	$28.99		$34.46		$27.24

Market price, end of year	$22.66	$21.85	$25.88		$33.45		$25.25

Total Investment Return (Based on Market Price)	19.67%	(3.02)%	(16.96	)%(3)	33.70%		73.37%

Total Investment Return (Based on Net Asset Value)	21.38%	(2.93)%	(9.71	)%(4)	27.67	%(4)	71.10	%(4)

Ratios and Supplemental Data
Net assets, end of year (000’s)	$404,163	$396,094	$660,444		$785,002		$620,467
Ratio of net expenses to average net assets	1.34%	1.41%	1.01	%(5)	1.14%		1.44%
Ratio of gross expenses to average net assets	1.34%	1.41%	1.11%		1.14%		1.44%
Ratio of net investment income to average net assets	1.73%	1.12%	0.82%		0.67%		1.36%
Portfolio turnover rate	45%	78%	20%		29%		34%

*	Per share amounts have been calculated using the average share method.

(1)	The Fund was audited by Tait, Weller & Baker, LLP for the years ending October 31, 2013 and 2012, and by other auditors for the years ended October 31, 2011, 2010 and 2009.

(2)	The Fund’s investment management arrangements changed in November 2011 and February 2012.

(3)	The total return on net asset value for the year ended October 31, 2011 was -9.71%. Without the indemnity payment the Fund received, the Fund’s total return on net asset value would have been -10.83%.

(4)	Unaudited

(5)	Net of management fee reimbursements.

See notes to financial statements.

THE CHINA FUND, INC.

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2013

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The China Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on April 28, 1992, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in equity securities (i) of companies for which the principal securities trading market is the People’s Republic of China (“China”), (ii) of companies for which the principal securities trading market is outside of China, or constituting direct equity investments in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods and services sold or produced, or have at least 50% of their assets, in China and (iii) constituting direct equity investments in companies organized in China. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Use of estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates. The significant estimates made as of, and for the year ended October 31, 2013, relate to Direct Investments and other Level 3 securities.

Security valuation:    Portfolio securities listed on recognized United States or foreign security exchanges are valued at the last quoted sales price in the principal market where they are traded. Listed securities with no such sales price and unlisted securities are valued at the mean between the current bid and asked prices, if any, from brokers. Short-term investments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market value. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value in good faith by or at the direction of the Board of Directors considering relevant factors, data and information including, if relevant, the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded. Direct Investments are valued at fair value as determined by or at the direction of the Board of Directors based on financial and other information supplied by the Direct Investment Manager regarding each Direct Investment. Forward currency contracts are valued at the current cost of offsetting the contract. Equity linked securities are valued at fair value primarily based on the value(s) of the underlying security (or securities), which normally follows the same methodology as the valuation of securities listed on recognized exchanges.

Factors used in determining fair value may include, but are not limited to, the type of security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, the availability of quotations from broker-dealers, the availability of values of third parties other than the Investment Manager or Direct Investment Manager, information obtained from the issuer, analysts, and/or the appropriate stock exchange (if available), an analysis of the company’s financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which they trade.

NOTES TO FINANCIAL STATEMENTS (continued)

Repurchase Agreements:    In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Securities Lending:    The Fund may lend up to 33 1/3% of the Fund’s total assets held by State Street Bank and Trust Company (“State Street”) as custodian to certain qualified brokers, except those securities which the Fund or the Investment Manager specifically identifies as not being available. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned. Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio. Non-cash collateral is not disclosed in the Funds’ Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate those securities. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.

As of October 31, 2013, the Fund had loaned securities which were collateralized by cash, short term investments, long term bonds and equities. The value of the securities on loan and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral
$46,708,197	$30,573,681	$23,465,437	$54,039,118

*	Fund cannot repledge or dispose of this collateral, nor does the Fund earn any income or receive dividends with respect to this collateral.

Foreign currency translations:    The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments. Net unrealized foreign currency gains and losses

NOTES TO FINANCIAL STATEMENTS (continued)

arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

Forward Foreign Currency Contracts:    The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risks. A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain or loss on the Statement of Assets and Liabilities. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain or loss is disclosed in the realized and unrealized gain or loss on foreign currency in the Fund’s accompanying Statement of Operations. At October 31, 2013, the Fund did not hold forward foreign currency contracts.

Option Contracts:    The Fund may purchase and write (sell) call options and put options provided the transactions are for hedging purposes and the initial margin and premiums do not exceed 5% of total assets. Option contracts are valued daily and unrealized gains or losses are recorded on the Statement of Assets and Liabilities based upon the last sales price on the principal exchange on which the options are traded. The Fund will realize a gain or loss upon the expiration or closing of the option contract. Such gain or loss is disclosed in the realized and unrealized gain or loss on options in the Fund’s accompanying Statement of Operations. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counter parties to meet the terms of the contract. At the end of the year, the Fund did not hold any option contracts.

Equity-Linked Securities:    The Fund may invest in equity-linked securities such as linked participation notes, equity swaps and zero-strike options and securities warrants. Equity-linked securities currently held by the Fund are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock. Equity-linked securities may be used by the Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Fund bears the risk that the issuer of any equity-linked securities may default on its obligation under the terms of the arrangement with the counterparty. Equity-linked securities are often used for

NOTES TO FINANCIAL STATEMENTS (continued)

many of the same purposes as, and share many of the same risks with, derivative instruments. In addition, equity-linked securities may be considered illiquid.

At October 31, 2013, the Fund held equity-linked securities, in the form of warrants issued by Credit Lyonnais and Citigroup Global Markets Holdings (the “Issuers”). Under the terms of the agreements, each warrant entitles the Fund to receive from the related Issuer an amount in U.S. dollars linked to the performance of specific equity shares. Under these agreements, the Fund has agreed to pay or provide reimbursement for any taxes imposed on the China A Share investments underlying the equity-linked securities. Non-resident corporate investors in China, such as the Issuers of the equity-linked securities, are subject to a statutory 10% withholding tax on both dividend and interest income sourced from China, absent an applicable tax treaty; however to date China has not implemented procedures to collect the tax. There can be no assurance that in the future China will not implement such procedures and also subject capital gains to taxation. If China does implement such procedures the Fund may be required to pay or reimburse for any taxes that the Issuers of the equity-linked securities became subject to under those procedures.

Direct Investments:    The Fund may invest up to 25% of the net proceeds from its offering of its outstanding common stock in direct investments; however, the Board of Directors of the Fund has suspended additional investments in direct investments. Direct investments are generally restricted and do not have a readily available resale market. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protections requirements applicable to publicly traded securities. The value of these securities at October 31, 2013 was $6,007,700 or 1.5% of the Fund’s net assets. The table below details the acquisition date, cost, and value of the Fund’s direct investments as determined by the Board of Directors of the Fund. The Fund does not have the right to demand that such securities be registered.

Security	Acquisition Date(s)	Cost	Value
Golden Meditech Holdings, Ltd.	11/16/2012*	$7,509,916	$6,007,700
Zong Su Foods	09/21/2010	15,000,034	—

		$22,509,950	$6,007,700

*	The Fund made a direct investment in China Bright in August 2010. This investment included a put option, which the Fund exercised. The acquisition date reflects the date on which Golden Meditech Holdings, Ltd., the primary stockholder of China Bright, paid the first installment of the put price and agreed to pay the balance in two additional installments, one, which has been paid.

Indemnification Obligations:    Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTES TO FINANCIAL STATEMENTS (continued)

Security transactions and investment income:    Security transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both financial reporting and federal income tax purposes.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received are taxable at 20% of the par value of the stock dividends received. The Fund records the taxes paid on stock dividends as an operating expense.

Dividends and distributions:    The Fund intends to distribute to its stockholders, at least annually, substantially all of its net investment income and any net realized capital gains. Distributions to stockholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. The Board of Directors has determined that if the Fund makes any distributions of capital gains realized during the fiscal year ended October 31, 2013, that distribution will be paid in cash, except with respect to stockholders that have elected to participate in the Fund’s dividend reinvestment program.

Federal Taxes:    It is the Fund’s policy to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (“Code”) and to distribute to stockholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2013, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. For the previous three years the Fund remains subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the State of Maryland. The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

The tax character of distributions the Fund made during the year ended October 31, 2013 was $5,533,326 from ordinary income and $46,274,085 from long-term capital gains. For the year ended October 31, 2012 the Fund distributed $3,969,199 from ordinary income and $64,294,073 from long-term capital gains.

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended October 31, 2013, the effects of certain differences were reclassified. The Fund increased undistributed net investment income by $32,615 and decreased accumulated net realized gain by $32,615. These differences were primarily due to the

NOTES TO FINANCIAL STATEMENTS (continued)

differing tax treatment of foreign currency. Net assets of the Fund were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

As of October 31, 2013, the components of distributable earnings on a tax basis were $6,878,512 of undistributed ordinary income, $45,069,702 of undistributed capital gains and $60,329,299 of net unrealized appreciation resulting in a total of $112,277,513. Permanent book/tax differences relate to foreign currency gains and losses and defaulted bond adjustments.

At October 31, 2013, the cost of investments for federal income tax purposes was $356,437,197. Gross unrealized appreciation of investments was $98,322,114 while gross unrealized depreciation of investments was $38,557,154, resulting in net unrealized appreciation of investments of $59,764,960.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions for the open tax years as of October 31, 2013 and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns for the prior three fiscal years. The Fund identifies its major tax jurisdictions as U.S. Federal, Maryland and China where the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

NOTE B — ADVISORY FEE AND OTHER TRANSACTIONS

RCM Asia Pacific Limited (“RCM”) is the Investment Manager for the Fund’s listed assets (the “Listed Assets”). RCM receives a fee, computed weekly and payable monthly, at the following annual rates: 0.70% of the first US$315 million of the Fund’s average weekly net assets invested in Listed Assets; and 0.50% of the Fund’s average weekly net assets invested in Listed Assets in excess of US$315 million. RCM is the Investment Manager for the Fund’s direct investments. RCM receives a fee computed weekly and payable monthly, at an annual rate of 1.50% of the average weekly value of the Fund’s assets invested in direct investments.

No director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliates of those entities will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays the Chairman of the Board and each of the directors (who is not a director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliate thereof) an annual fee of $35,000 and $20,000 respectively, plus $3,000 for each Board of Directors’ meeting or Audit and Nominating Committee meeting attended and $3,000 for each telephonic meeting attended. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with attending Board of Directors’ meetings.

State Street provides, or arranges for the provision of certain administrative services for the Fund, including preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee that is calculated daily and paid monthly at an annual rate based on aggregate average daily assets of the Fund. The Fund also pays State Street an annual fee for certain legal administration services, including corporate secretarial services and preparing regulatory filings.

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund has also contracted with State Street to provide custody and fund accounting services to the Fund. For these services, the Fund pays State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses.

NOTE C — FUND SHARES

At October 31, 2013, there were 100,000,000 shares of $0.01 par value capital stock authorized, of which 15,682,029 were issued and outstanding.

For Year Ended October 31, 2013
Shares outstanding at beginning of year	16,169,099
Shares repurchased (See Note D)	(487,070)

Shares outstanding at end of year	15,682,029

NOTE D — DISCOUNT MANAGEMENT PROGRAM

On March 15, 2013, the Fund announced that the Board had voted to discontinue the operation of the Fund’s Discount Management Program (the “Program”) effective at the close of business on March 15, 2013. Prior to March 16, 2013, under the Program, the Fund repurchased its common shares in the open market on any day that the Fund’s shares were trading at a discount of 8% or more from net asset value the prior day and there was a daily average discount of 8% or more from net asset value over the five-day period ending the prior day. On each day that shares were repurchased, the Fund repurchased its shares to the maximum extent permitted by law. On each day that shares were repurchased, in addition to the limits set forth above, the Fund repurchased shares only at such times that the market price represented a discount of 8% or more from the Fund’s closing net asset value on the prior day. Under the program, the Fund was authorized to repurchase in each twelve month period ended October 31 up to 10% of its common shares outstanding as of October 31 of the prior year.

During the year ended October 31, 2013, the Fund repurchased 487,070 of its shares at an average price of $22.01 per share (including brokerage commissions) at a weighted average discount of 8.62%. These repurchases had a total of cost of $10,719,839.

NOTE E — TENDER OFFER

On March 28, 2012, the Fund announced that the Board had approved in principle a tender offer (the “Tender Offer”). The Tender Offer commenced on June 22, 2012 and expired on July 23, 2012. The Tender Offer was oversubscribed and, pursuant to the terms of the Tender Offer, tendered shares were accepted for payment on a prorata basis. The Fund accepted 5,662,664 shares for payment on July 24, 2012 at $23.12 per share, which was equal to 99% of the Fund’s net asset value per share as of the close of regular trading on the New York Stock Exchange on July 24, 2012. The 5,662,664 shares totaling $130,920,792 represented 25% of the Fund’s outstanding shares. On a pro rated basis, approximately 45.6% of the shares so tendered were accepted for payment.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F — INVESTMENT TRANSACTIONS

For the year ended October 31, 2013, the Fund’s cost of purchases and proceeds from sales of investment securities, other than short-term securities, were $158,509,108 and $223,239,692, respectively.

NOTE G — INVESTMENTS IN CHINA

The Fund’s investments in Chinese companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (1) social, economic and political uncertainty; (2) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of Chinese companies trade; (3) currency exchange fluctuations, currency blockage and higher rates of inflation; (4) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (5) governmental involvement in and control over the economy; (6) risk of nationalization or expropriation of assets; (7) the nature of the smaller, less seasoned and newly organized Chinese companies, particularly in China; and (8) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

NOTE H — INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

Name of Issuer	Balance of Shares/Par Held October 31, 2012	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares/Par Held October 31, 2013	Value October 31, 2013	Income From Non-Controlled Affiliates	Gain/(Loss) Realized on Sale of Shares as of October 31, 2013
CDW Holding, Ltd.(1)	28,454,000	—	28,454,000	—	$—	$—	$1,569,757
China Bright(1)	14,665,617	—	14,665,617	—	—	—	11,166,654
China Everbright International, Ltd.	26,730,000	—	2,043,000	24,687,000	24,677,288	214,767	863,670
China Suntien Green Energy Corp., Ltd	—	3,731,000	—	3,731,000	1,304,133	—	—
Digital China Holdings, Ltd.	9,603,000	—	2,347,000	7,256,000	9,546,075	363,046	(615,162)
Qingling Motors Co., Ltd.	24,836,000	4,124,000	—	28,960,000	8,890,024	468,481	—

	104,288,617	7,855,000	47,509,617	64,634,000	$44,417,520	$1,046,294	$12,984,919

*	Affiliated issuers, as defined in the 1940 Act as amended, include issuers in which the Fund held 5% or more of the outstanding voting securities.

(1)	Not held October 31, 2013.

NOTE I — FAIR VALUE MEASUREMENT

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and

NOTES TO FINANCIAL STATEMENTS (continued)

valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•	Level 3 — Inputs that are unobservable.

The following is a summary of the inputs used as of October 31, 2013 in valuing the Fund’s investments carried at value:

ASSETS VALUATION INPUT

Description	Level 1	Level 2	Level 3	Total
COMMON STOCK AND OTHER EQUITY INTERESTS
Automobiles	$8,890,024	$—	$—	$8,890,024
Commercial Banks	25,393,908	—	—	25,393,908
Commercial Services & Supplies	24,677,288	—	1,119,908	25,797,196
Communications Equipment	3,604,282	—	—	3,604,282
Computers & Peripherals	8,238,193	—	—	8,238,193
Containers & Packaging	4,018,040	—	—	4,018,040
Diversified Financial Services	9,113,494	—	—	9,113,494
Electronic Equipment & Instruments	28,312,698	—	—	28,312,698
Gas Utilities	12,991,378	—	—	12,991,378
Health Care Equipment & Supplies	4,203,146	—	—	4,203,146
IT Services	21,565,204	—	—	21,565,204
Industrial Conglomerates	17,216,840	—	—	17,216,840
Insurance	7,165,134	—	—	7,165,134
Internet Software & Services	14,313,482	—	—	14,313,482
Leisure Equipment & Products	8,546,708	—	—	8,546,708
Machinery	8,222,648	—	—	8,222,648
Media	3,311,968	—	—	3,311,968
Metals & Mining	4,743,320	—	—	4,743,320
Multiline Retail	6,522,382	—	—	6,522,382
Oil, Gas & Consumable Fuels	15,740,031	—	—	15,740,031
Personal Products	7,677,946	—	—	7,677,946
Real Estate Management & Development	38,156,293	—	—	38,156,293
Semiconductors & Semiconductor Equipment	43,446,975	—	—	43,446,975
Specialty Retail	4,243,791	—	—	4,243,791

NOTES TO FINANCIAL STATEMENTS (continued)

Description	Level 1	Level 2	Level 3		Total
Textiles, Apparel & Luxury Goods	$3,666,583	$—	$—		$3,666,583
Wireless Telecommunication Services	10,598,835	—	—		10,598,835

TOTAL COMMON STOCK AND OTHER EQUITY INTERESTS	344,580,591	—	1,119,908		345,700,499

EQUITY-LINKED SECURITIES
Construction & Engineering	—	4,796,589	—		4,796,589
Household Durables	—	11,375,738	—		11,375,738
Insurance	—	8,500,199	—		8,500,199
Road & Rail	—	4,217,751	—		4,217,751

TOTAL EQUITY-LINKED SECURITIES	—	28,890,277	—		28,890,277

DIRECT INVESTMENTS
Food Products	—	—	—	^	—
Health Care Providers & Services	—	—	6,007,700		6,007,700

TOTAL DIRECT INVESTMENTS	—	—	6,007,700		6,007,700

COLLATERAL FOR SECURITIES ON LOAN	30,573,681	—	—		30,573,681
SHORT TERM INVESTMENTS	—	5,030,000	—		5,030,000

TOTAL INVESTMENTS	$375,154,272	$33,920,277	$7,127,608		$416,202,157

^	Security is deemed worthless.

The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. As of October 31, 2013, there were no transfers between Level 1, 2 or 3.

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ended October 31, 2013:

Investments in Securities	Balance as of October 31, 2012		Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2013		Change in Unrealized Appreciation (Depreciation) from Investments Held at October 31, 2013
COMMON STOCK AND OTHER EQUITY INTERESTS
Commercial Services & Supplies	$2,237,417		$—	$—	$—	$(1,117,509)	$—	$—	$1,119,908		$(1,117,509)
Hotels, Restaurants & Leisure	—	^	—	(4,246,696)*	—	4,246,696	—	—	—		—

	2,237,417		—	(4,246,696)	—	3,129,187	—	—	1,119,908		(1,117,509)

DIRECT INVESTMENTS
Food Products	—	^	—	—	—	—	—	—	—	^	—
Health Care Providers & Services	25,868,089		—	(20,524,810)	13,065,290	(12,400,869)	—	—	6,007,700		(12,400,869)

	$28,105,506		—	$(24,771,506)	$13,065,290	$(9,271,682)	$—	$—	$7,127,608		$(13,518,378)

^	Security is deemed worthless.
*	Security sold as part of a corporate action.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 for the Fund during the year ended October 31, 2013:

Asset Category	Fair Value at October 31, 2013	Valuation Technique(s)	Unobservable Input	Range	Impact to Valuation from an Increase in Input
Common Stock
Commercial Services & Supplies	$1,119,908	Discount to last trade	Discount Rate	75%	Decrease in value

Direct Investments
Health Care Providers & Services	$6,007,700	Manager Valuation	Discount Rate	20%	Decrease in value

	$7,127,608

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J — DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund did not enter into any derivatives transactions or hedging activities for the year ended October 31, 2013.

NOTE K — SUBSEQUENT EVENT

Management has evaluated the possibility of subsequent events through the date of the issuance of the Fund’s Financial Statements and determined that there were no material events that would require disclosure.

REPORT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and The Board of Directors of

The China Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The China Fund, Inc. (the “Fund”), as of October 31, 2013 and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 2011 have been audited by other auditors whose report dated December 23, 2011 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or through other appropriate auditing procedures where replies from brokers were unable to be obtained. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The China Fund, Inc. as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 27, 2013

THE CHINA FUND, INC.

Other Information (Unaudited)

TAX INFORMATION

Foreign Taxes Credit:    The Fund designates $792,684 as foreign taxes paid and $365,649,382 as foreign source income earned for regular Federal income tax purposes.

Qualified Dividend Income:    For the fiscal year ended October 31, 2013, the Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on the individual’s tax bracket. Complete information will be reported in conjunction with the Form 1099-DIV. For the year ended October 31, 2013, the Fund had $3,176,410 in Qualified Dividend Income and 2.93% of total ordinary income dividends paid qualified for the corporate dividends received deduction.

PRIVACY POLICY

Privacy Notice

The China Fund, Inc. collects nonpublic personal information about its stockholders from the following sources:

☐        Information it receives from stockholders on applications or other forms; and

☐        Information about stockholder transactions with the Fund.

The Fund’s policy is to not disclose nonpublic personal information about its stockholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its stockholders to those agents of the Fund who need to know that information to provide products or services to stockholders. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard its stockholders’ nonpublic personal information.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that are used by the Fund’s investment advisers to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-888-CHN-CALL (246-2255); and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment advisers vote these proxies is now available by calling the same number and on the Commission’s website. The Fund has filed its report on Form N-PX covering the Fund’s proxy voting record for the 12 month period ending June 30, 2013.

QUARTERLY PORTFOLIO OF INVESTMENTS

A Portfolio of Investments will be filed as of the end of the first and third quarter of each fiscal year on Form N-Q and will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. Form N-Q has

THE CHINA FUND, INC.

Other Information (continued) (Unaudited)

been filed as of July 31, 2013 for the third quarter of this fiscal year and is available on the Securities and Exchange Commission’s website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The quarterly Portfolio of Investments will be made available with out charge, upon request, by calling 1-888-246-2255.

CERTIFICATIONS

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of April 12, 2013, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Securities and Exchange Commission, for the period of this report.

DIVIDENDS AND DISTRIBUTIONS:

SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund will distribute to stockholders, at least annually, substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), adopted by the Fund, each stockholder will automatically be a participant (a “Participant”) in the Plan unless Computershare Trust Company, N.A., the Plan Agent, is otherwise instructed by the stockholder in writing, to have all distributions, net of any applicable U.S. withholding tax, paid in cash. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by Computershare Trust Company, N.A., as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund by contacting Computershare Trust Company, N.A. c/o The China Fund, Inc. at P.O. Box 43078, Providence, Rhode Island 02940-3078, by telephone at 1-800-426-5523 or via the Internet at www.computershare.com/investor.

The Plan will operate whenever a dividend or distribution is declared payable only in cash or in cash or shares of the Fund’s common stock, but it will not operate with respect to a dividend or distribution declared payable only in shares of the Fund’s common stock (including such a declaration that provides an option to receive cash).

Computershare Trust Company, N.A (“Computershare” or the “Plan Agent”) act as Plan Agent. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock. The shares of common stock issued by the Fund will be valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then shares will be valued at 95% of the market price. If the net asset value per share of the common stock on the valuation date exceeds the market price, participants will be issued shares at market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund’s shares are then listed, the next preceding trading day. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as purchasing agent for the participants, buy shares of common stock in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant’s accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Agent annually, in any amount from $100 to $3,000 for investment in the Fund’s Common Stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on January 15 of each year or the next trading day if January 15th is not a trading day. Participants may make voluntary cash payments by sending a check (in U.S. dollars and drawn on a U.S. Bank) made payable to “Computershare” along with a completed transaction form which is attached to each statement a Participant receives. The Plan Agent will not accept cash, traveler’s checks, money orders or third party checks. Any voluntary cash payments received more than thirty-five days prior to such date will be returned by the Plan Agent, and interest will not be paid on any such amounts. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, participants should send in voluntary cash payments to be received by the Plan Agent approximately two days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be

DIVIDENDS AND DISTRIBUTIONS:

SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

invested. In the event that a Participant’s check for a voluntary cash payment is returned unpaid for any reason, the Plan Agent will consider the request for investment of such funds null and void, and shall immediately remove from the Participant’s account those shares, if any, purchased upon the prior credit of such funds. The Plan Agent shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale of such shares are insufficient to satisfy the balance of such uncollected amounts, the Plan Agent shall be entitled to sell such additional shares from the Participant’s account as may be necessary to satisfy the uncollected balance.

The Plan Agent will confirm in writing, each trade for a Participant’s account and each share deposit or share transfer promptly after the account activity occurs. The statement will show the number of shares held, the number of shares for which dividends are being reinvested, any cash received for purchase of shares, the price per share for any purchases or sales, and any applicable fees for each transaction charged the Participant. In the event the only activity in a Participant’s account is the reinvestment of dividends, this activity will be confirmed in a statement on at least a quarterly basis. If the Fund pays an annual dividend and the only activity in a Participant’s account for the calendar year is the reinvestment of such dividend, the Participant will receive an annual statement. These statements are a Participant’s continuing record of the cost basis of purchases and should be retained for income tax purposes.

The Plan Agent will hold shares of common stock acquired pursuant to the Plan in non-certificated form in the name of the Participant for whom such shares are being held and each Participant’s proxy will include those shares of common stock held pursuant to the Plan. The Plan Agent will forward to each Participant any proxy solicitation material received by it. In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the name of such Participants and held for the account of beneficial owners who participate in the Plan. Upon a Participant’s Internet, telephone or written request, the Plan Agent will deliver to her or him, without charge, a certificate or certificates representing all full shares of common stock held by the Plan Agent pursuant to the Plan for the benefit of such Participant.

Participants will not be charged a fee in connection with the reinvestment of dividends or capital gains distributions. The Plan Agent’s transaction fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, Participants will be charged a per share fee (currently $0.05) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions and with purchases from voluntary cash payments made by the Participant. A $2.50 transaction fee and a per share fee of $0.15 will also be charged by the Plan Agent upon any request for sale. Per share fees include any brokerage commissions the Plan Agent is required to pay.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

DIVIDENDS AND DISTRIBUTIONS:

SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Stockholders appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall de deemed to be accepted by the Participants unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of a Participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of a successor Plan Agent for the purposes of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for the Participants’ accounts, all dividends and distributions payable on the shares of common stock held in the Participants’ name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

Requests for copies of the Plan, which sets forth all of the terms of the Plan, and all correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., the Plan Agent for The China Fund, Inc., in writing at P.O. Box 43078, Providence, Rhode Island, 02940-3078, by telephone at 1-800-426-5523 or via the Internet at www.computershare.com/investor.

Directors and Officers (Unaudited)

The following table provides information concerning each of the Directors of the Fund. The Board of Directors is comprised of Directors who are not interested persons of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Directors are divided into three classes, designated as Class I, Class II and Class III. The Directors in each such class are elected for a term of three years to succeed the Directors whose term of office expires. Each Director shall hold office until the expiration of his term and until his successor shall have been elected and qualified.

Name (Age) and Address of Directors or Nominees for Director	Position(s) Held with Fund	Director Since (Term Ends)	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex (1) Overseen by the Director or Nominee	Other Directorships/ Trusteeships in Publicly Held Companies For the Past 5 Years
CLASS I
James J. Lightburn (70) 13, Rue Alphonse de Neuville 75017 Paris, France	Director	1992 (2015)	Retired; Attorney, Nomos (law firm) (2004-2006); Attorney, member of Hughes Hubbard & Reed (law firm) (1993-2004).	1	Fromageries Bel S.A.
Joe O. Rogers (65) 2477 Foxwood Drive Chapel Hill, NC 27514	Director, Chairman of the Board	1992 (2015)	Principal, Rogers International LLC (investment consultation)(July 2001-present); Visiting Professor Fudan University School of Management (August 2010-2011).	1	The Taiwan Fund, Inc. (1986-present)
CLASS II (Nominees)
Michael F. Holland (69) 375 Park Avenue New York, New York 10152	Director	1992 (2016)	Chairman, Holland & Company L.L.C. (investment adviser) (1995-present).	1	The Holland Balanced Fund, Inc.; Reaves Utility Income Fund; The Taiwan Fund, Inc.; State Street Master Funds and State Street Institutional Investment Trust; Blackstone GSO Floating Rate Fund, Inc.
Li Jin (43) 204 Moss Hill Rd Boston, MA 02130	Director	2013 (2016)	Professor, Oxford University (2012-present); Chair Professor, Peking University (2012-present: Assistant and Associate Professor, Harvard University (2001-2012)	1	None

Directors and Officers (continued) (Unaudited)

Name (Age) and Address of Directors or Nominees for Director	Position(s) Held with Fund	Director Since (Term Ends)	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex (1) Overseen by the Director or Nominee	Other Directorships/ Trusteeships in Publicly Held Companies For the Past 5 Years
Gary L. French (62) 1307 61st Street NW Bradenton, FL 4209	Director	2013 (2016)	Senior Consultant, Regulatory Fundamentals Group (development and distribution of software and related consulting services) (2011-present); Senior Vice President and Business Head, Fund Administration Division, State Street Bank (mutual fund servicing organization) (2002-2010).	1	Independent Trustee, Exchange Traded Concepts Trust (2011-present)
CLASS III
William C. Kirby (63) Morgan Hall 147 Harvard Business School Boston, MA 02163	Director	2007 (2014)	Spangler Family Professor of Business Administration, Harvard Business School (2008-present); T. M. Chang Professor of China Studies, Harvard University (2008-present); Harvard University Distinguished Service Professor, 2006-present; Chairman, Harvard China Fund (2006-present); Director, John K. Fairbank Center for Chinese Studies Harvard University (2006-2013); Dean of the Faculty of Arts and Sciences, Harvard University (2002-2006).	1	The Taiwan Fund, Inc.; Cabot Corporation
Nigel S. Tulloch (67) 7 Circe Circle Dalkeith WA6009 Australia	Director	1992 (2014)	Director, The HSBC China Fund Limited (1992-2005).	1

(1)	The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services.

Directors and Officers (continued) (Unaudited)

Officers of the Fund

The following table provides information concerning each of the officers of the Fund.

Name (Age) and Address of Officers	Position(s) Held with Fund	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Adam Phua (39) RCM Asia Pacific Limited 27th Floor, ICBC Tower 3 Garden Road, Central Hong Kong	President	February 2012	Head of International Business & Consultant Relations Asia Pacific, RCM Asia Pacific Limited (1999-present).
Patrick Keniston (49) Foreside Compliance Services, LLC Three Canal Plaza, Suite 100, Portland, ME 04101	Chief Compliance Officer	August 2011	Director, Foreside Compliance Services, LLC (October 2008-present); Counsel, Citi Fund Services (March 2005-October 2008).
Laura F. Dell (49) 4 Copley Place, Boston, MA 02116	Treasurer	December 2008	Vice President, State Street Bank and Trust Company (July 2007-present).
Caroline Connolly (37) 4 Copley Place Boston, MA 02116	Assistant Treasurer	January 2013	Assistant Vice President, State Street Bank and Trust Company (2007-present).
Chad C. Hallett (44) 4 Copley Place Boston, MA 02116	Assistant Treasurer	January 2013	Vice President, State Street Bank and Trust Company (2005-present).
Francine S. Hayes (46) 4 Copley Place, Boston, MA 02116	Assistant Secretary	June 2005	Vice President and Managing Counsel, State Street Bank and Trust Company (2004-present).

THE CHINA FUND, INC.

United States Address

The China Fund, Inc.

c/o State Street Bank and Trust Company

2 Avenue de Lafayette

P.O. Box 5049

Boston, MA 02206-5049

1-888-CHN-CALL (246-2255)

Directors and Officers

Joe O. Rogers, Chairman of the Board and Director

James J. Lightburn, Director

Michael F. Holland, Director

William Kirby, Director

Li Jin, Director

Nigel S. Tulloch, Director

Gary L. French, Director

Adam Phua, President

Patrick Keniston, Chief Compliance Officer of the Fund

Laura F. Dell, Treasurer

Caroline M. Connolly, Assistant Treasurer

Chad C. Hallett, Assistant Treasurer

Francine Hayes, Assistant Secretary

Investment Manager

RCM Asia Pacific Limited

Shareholder Servicing Agent

AST Fund Solutions

Administrator, Accounting Agent and Custodian

State Street Bank and Trust Company

Transfer Agent, Dividend Paying Agent and Registrar

Computershare Trust Company, N.A.

Independent Registered Public Accounting Firm

Tait, Weller & Baker, LLP

Legal Counsel

Clifford Chance US LLP

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

Item 2. Code of Ethics.

(a)	The China Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer.

(c)	There have been no amendments to the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(d)	There have been no waivers granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(f)	A copy of the Fund’s Code of Ethics is attached as exhibit 12(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)

(1)    The Board of Directors of the Fund has determined that the Fund has one member serving on the Fund’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

(2)	The name of the audit committee financial expert is Michael F. Holland. Mr. Holland has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal year ended October 31, 2013, Tait, Weller & Baker LLP (“Tait Weller”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of US$76,500 for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to shareholders.

For the fiscal year ended October 31, 2012, Tait Weller, the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of US$75,000 for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to shareholders.

(b)	Audit-Related Fees

For the fiscal year ended October 31, 2013, Tait Weller did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above.

For the fiscal year ended October 31, 2012, Tait Weller did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above.

(c)	Tax Fees

For the fiscal year ended October 31, 2013, Tait Weller billed the Fund aggregate fees of US$12,000 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

For the fiscal year ended October 31, 2012, Tait Weller billed the Fund aggregate fees of US$10,000 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

(d)	All Other Fees

For the fiscal year ended October 31, 2013, Tait Weller did not bill the Fund for other fees.

For the fiscal year ended October 31, 2012, Tait Weller did not bill the Fund for other fees.

(e) The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the preapproval requirement with respect to the provision of non-auditing services to the Fund by the Fund’s independent accountants may be waived by the Audit Committee under the circumstances described in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

All of the audit and tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended October 31, 2013, were pre-approved by the Audit Committee.

All of the audit and tax services described above for which Tait Weller billed the Fund fees for the fiscal year ended October 31, 2012, were pre-approved by the Audit Committee.

For the fiscal years ended October 31, 2013 and October 31, 2012, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by Tait Weller.

(f)	Not applicable.

(g) For the fiscal year ended October 31, 2013, Tait Weller did not bill the Fund any non-audit fees. For the fiscal year ended October 31, 2013, Tait Weller did not provide any non-audit services to RCM Asia Pacific Limited (“RCM,” or the “Investment Adviser”) or any other entity in the Fund’s Investment Company Complex.

For the fiscal year ended October 31, 2012, Tait Weller did not bill the Fund any non-audit fees. For the fiscal year ended October 31, 2012, Tait Weller did not provide any non-audit services to RCM Asia Pacific Limited (“RCM,” or the “Investment Adviser”) or any other entity in the Fund’s Investment Company Complex.

(h) Tait Weller notified the Fund’s Audit Committee of all non-audit services that were rendered by Tait Weller to the Fund’s Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining Tait Weller’s independence.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Fund’s audit committee are Gary French, Li Jin, Michael F. Holland, William Kirby, James J. Lightburn, Joe O. Rogers, and Nigel Tulloch.

Item 6. Investments.

Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Attached to this Form N-CSR as exhibit 12(a)(4) are copies of the proxy voting policies and procedures of the Fund and its Investment Adviser.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of October 31, 2013, the portfolio manager of the registrant is as follows:

Christina Chung

RCM Asia Pacific Limited (“RCM”)
Managing Director, Senior Portfolio Manager

Investment experience: 24 Years

Christina joined RCM in 1998 and has been a managing director since January 2010. She is head of the Greater China Equity Team and lead manager of the Hong Kong, China, China A-shares and Greater China equity mandates. The Hong Kong and China Funds that she manages have won industry recognition and awards for consistent strong performance. She has 24 years’ experience in managing Asian regional and single country portfolios for both institutional and retail accounts. Before joining the Group, she was a senior portfolio manager with Royal Bank of Canada Investment Management. Prior to that, she was a portfolio manager with Search International and an economist with HSBC Asset Management. Christina was educated in Canada. She attained a Bachelor of Administration from Brock University, followed by an M.A. in Economics from the University of Alberta. She became a Certified Management Accountant in 1992 and qualified as a chartered financial analyst, AIMR, in 1995.

(a)(2)

Christina Chung

As of October 31, 2013, Ms. Chung managed and advised ten mutual funds with a total of approximately US$2,129.61 million in assets and 13 other accounts with a total of approximately US$1,773.47 million in assets. Of these other accounts, two accounts, with a total of approximately US$216.82 million in assets, are entitled to performance based fees.

Ms. Chung is also the co-manager of two other accounts with a total of approximately US$366.28 million in assets.

Conflicts of Interest:

Equitable treatment of client monies is a fundamental principle of RCM’s investment management business. RCM believes that the management of potential conflicts of interest is germane to the business, regardless of its client mix and fund types.

Ms. Chung’s simultaneous management of the Fund and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other accounts. RCM has adopted procedures and methodology to demonstrate effective conflict management. It believes that sufficient controls, policies and systems are in place to address such conflicts.

Its suite of compliance and investment policies are designed to address those practices within RCM that could cause conflicts of interest across all client funds. RCM has policies, systems and controls in place to identify potential conflicts between itself and its clients, as well as between one client and another, to achieve consistent treatment of conflicts of interest throughout its business. It aims to manage conflicts of interest that may arise with an aim, as far as practicable, that such conflicts do not adversely affect the interests of its clients.

RCM reviews its internal policies regularly and will notify clients of any material changes, as and when they occur.

Compensation:

RCM’s compensation system is designed to support our corporate values and culture. While RCM acknowledges the importance of financial incentives and seek to pay top quartile remuneration for top quartile performance, it also believes that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams.

The primary components of compensation are the base salary and an annual discretionary variable compensation payment. This variable compensation component typically comprises a cash bonus that pays out immediately as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. The deferred component for most recipients would be a notional award of the Long Term Incentive Programme (LTIP); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the aforementioned LTIP and a Deferral into Funds programme (DIF). Currently, the marginal rate of deferral of the variable compensation can reach 42% for those in the highest variable compensation bracket. Overall awards, splits and components are regularly reviewed to ensure they meet industry best practice and, where applicable, at a minimum comply with regulatory standards.

Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in our company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it will be a comparatively small component, often capped and only adjusted every few years.

Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

The LTIP element of the variable compensation, cliff vests three years after each (typically annual) award. Its value is directly tied to the operating result of Allianz Global Investors over the three year period of the award.

The DIF element of the variable compensation, cliff vests three years after each (typically annual) award and enables these members of staff to invest in a range of Allianz Global Investors funds (Investment Professionals are encouraged to invest into their own funds or funds where they may be influential from a research or product group relationship perspective). Again, the value of the DIF awards is determined by the growth of the fund(s) value over the three year period covering each award.

Assuming an annual deferral of 33% over a three year period, a typical member of staff will have roughly one year’s variable compensation (3x33%) as a deferred component ‘in the bank’. Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a pay-out from LTIP/DIF commensurate with the prior cumulative three-year performance.

There exists a small number of revenue sharing arrangements that generate variable compensation for specialist investment teams, as well as commission payments for a limited number of members of staff in distribution. These payments are subject to the same deferral rules and deferred instruments as described above for the discretionary compensation scheme.

Ownership of Securities: The following table sets forth, for each portfolio manager, the aggregate dollar range of the registrant’s equity securities beneficially owned as of October 31, 2013.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Christina Chung	none

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The Fund implemented a Discount Management Program (the “Program”) in June 2012. Under the Program, the Fund is authorized to repurchase in each twelve-month period ending October 31 up to 10% of its common shares outstanding as of October 31 of the prior year. All of the purchases listed above were under the Program. The Program terminated as of March 15, 2013.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Proxy voting policies and procedures of the Fund and its investment adviser are attached hereto in response to Item 7.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CHINA FUND, INC.

By:	/s/ Adam Phua
Adam Phua
President of The China Fund, Inc.

Date:	January 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam Phua
Adam Phua
President of The China Fund, Inc.

Date:	January 8, 2014

By:	/s/ Laura F. Dell
Laura F. Dell
Treasurer of The China Fund, Inc.

Date:	January 8, 2014